EXHIBIT 23(a)

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 3 to Registration Statement (File No. 333-63547) of our reports dated March 29, 1999 included in the Company's Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.


Cleveland, Ohio,
March 29, 1999.                                       Arthur Andersen LLP